                                                                   EXHIBIT 10.69

                               EXCHANGE AGREEMENT

This Exchange Agreement ("Agreement") is dated as of 15th day of June, 1999 (the "Effective Date"), and is made by and among Equalnet Communications Corp., a Texas corporation, hereinafter referred to as "Equalnet" or "Company", and Genesee Fund Limited - Portfolio B, a British Virgin Islands Corporation, hereinafter referred to as "Holder."

WHEREAS, Holder is the holder of $1,563,624 aggregate principal amount of 6% Senior Secured Convertible Notes due 2001 (collectively, the "Notes") of Equalnet; and

WHEREAS, Holder is currently due accrued but unpaid interest on the Notes totaling $7,818.00, bringing the aggregate amount due to $1,571,442; and

WHEREAS, Equalnet has requested that Holder exchange the Notes for shares of convertible preferred stock of Equalnet as described herein; and

WHEREAS, Holder is desirous of undertaking this exchange accepting the preferred stock and releasing Equalnet from any liability in connection with the Notes;

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained and intending to be legally bound hereby, Equalnet and Holder hereby agree as follows:

                                  SECTION 1.
                EXCHANGE AND TERMS OF SERIES F PREFERRED STOCK

a. Series F Preferred Stock.  The Company shall authorize the issuance and sale
   ------------------------
   to the Holder of 1,571 shares of Series F Convertible Preferred Stock ("Series F Preferred Stock") of the Company. The Series F Preferred Stock shall have the terms and conditions as set forth in the form of Statement of Resolutions of the Board of Directors Establishing and Designating Series F Convertible Preferred Stock and Fixing the Rights and Preferences of Such Series (the "Statement of Resolutions") set forth in Annex I attached hereto.
                                                        -------

b. Exchange of Notes for Series F Preferred Stock.  Subject to the terms and
   ----------------------------------------------
   conditions of this Agreement, the Holder agrees to deliver to the Company at the Closing the Holder's Note or Notes and the Company agrees (x) to deliver to the Holder or its designee at the Closing in exchange for such Notes a certificate representing the number of shares (the "Series F Preferred Shares") of Series F Preferred Stock as set forth in Section 1.a and (y) to pay the Holder an amount in cash equal to $442.00. The Company and Holder agree that each Note so exchanged shall be cancelled in full as of the Effective Date and the Company agrees to ministerially cancel in full each Note so exchanged immediately after the Closing.

c.  Closing.  The closing of the exchange described in Section 1.b. shall take
    -------
   place at the Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York 10019 at 10:00 A.M., New York City Time, as soon as practicable, but no later than December 8, 1999, or at such other time and place as the Company and the Holder mutually agree upon orally or in writing (which time and place are designated as the "Closing").

d. Certain Terms.  The shares of Series F Preferred Stock issuable pursuant to
   --------------
   Section 5 of the Statement of Resolutions as dividends on the Series F Preferred Shares are referred to herein as "Dividend Shares." The shares of Common Stock issuable upon conversion of the Series F Preferred Shares and the Dividend Shares are referred to herein collectively as the "Common Shares." The Series F Preferred Shares, the Dividend Shares and the Common Shares are referred to herein collectively as the "Securities."

                                  SECTION 2.
                  CONDITIONS PRECEDENT TO HOLDER'S OBLIGATION

The obligation of the Holder to exchange the Notes for Series F Preferred Stock, such exchange to be effective as of the Effective Date, is subject to the following conditions (any or all of which may be waived by the Holder in its sole discretion):

a.  Representations and Warranties.  Each of the representations and warranties
    ------------------------------
    of the Company set forth in this Agreement shall be true on the date of the Closing.

b.  Documentation at Closing.  The Holder shall have received, on or prior to
    ------------------------
    the date of the Closing, all of the following, each in form and substance satisfactory to the Holder and its counsel:

    (1) A certificate, dated the date of the Closing, duly executed by the Chief Executive Officer certifying (1) the Articles of Incorporation and By-Laws of the Company as in effect on the date of the Closing; (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby; and (3) such other matters as reasonably requested by the Holder;

    (2) A certificate, dated the date of the Closing, duly executed by the Chief Executive Officer certifying the statements of the Company to the effect set forth in Sections 2.a. and 2.c.;

    (3) Evidence of the filing with, and acceptance by, the Secretary of State of the State of Texas, of the Statement of Resolutions;

    (4) An opinion of Dean H. Fisher, General Counsel of the Company, dated the date of the Closing, in form, scope and substance reasonably satisfactory to the Holder, to the effect set forth in Annex III attached hereto.

c.  Performance; No Default.  The Company shall have performed and complied with
    -----------------------
    all covenants and agreements contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

d.  Proceedings and Documents. All corporate and other proceedings in connection
    -------------------------
    with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the Holder and its counsel, and the Holder and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                                  SECTION 3.
                 CONDITIONS PRECEDENT TO EQUALNET'S OBLIGATION

The obligation of the Company to exchange the Notes for Series F Preferred Stock, such exchange to be effective as of the Effective Date, is subject to the following conditions (any or all of which may be waived by the Company in its sole discretion):

a.  Representations and Warranties.  Each of the representations and warranties
    ------------------------------
    of the Holder set forth in this Agreement shall be true on the date of the Closing.

b.  Performance; No Default.  The Holder shall have performed and complied with
    -----------------------
    all agreements and conditions contained in this Agreement required to be performed or complied with by the Holder prior to or at the Closing.

c.  Proceedings and Documents. All corporate and other proceedings in connection
    -------------------------
    with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the Company and its counsel, and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                                  SECTION 4.
           REPRESENTATIONS AND WARRANTIES AND AGREEMENTS OF EQUALNET

The Company represents and warrants to, and covenants and agrees with, the Holder as follows

a.  Organization and Standing of the Company. The Company is a corporation duly
    ----------------------------------------
    organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority (i) to own, lease and operate its properties, to carry on its business as now being conducted and (ii) to execute, deliver and perform its obligations under this Agreement, the Statement of Resolutions, the Amended and Restated Registration Rights Agreement, the form of which is set forth in Annex II
                                                                     --------
    attached hereto (the "Amended and Restated Registration Rights Agreement"), and the other agreements to be executed by the Company in connection herewith and to consummate the transactions contemplated hereby and thereby. The Company and EqualNet Corporation, Netco Acquisitions Corp. or USC Telecom Corp. (the "Subsidiaries") are duly qualified to do business and are in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify would have a material adverse effect on their business, properties, operations, condition (financial or other), results of operations or prospects of the Company. The Company has no equity investment in any person other than its subsidiaries.

b.  Concerning the Common Shares and the Common Stock. The Common Shares (1) to
    -------------------------------------------------
    the extent available out of the total shares currently authorized on the date hereof; and (2) subject to shareholder approval of the Reverse Stock Split as contemplated in Section 4.j herein, for such Common Shares unavailable out of the total shares authorized on the date hereof have been duly authorized and when issued upon conversion of the Preferred Shares or the Dividend Shares will be validly issued, fully paid and nonassessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other person to acquire the Series F Preferred Shares and Dividend Shares or any of the Common Shares. The Common Stock is listed for trading on the Nasdaq SmallCap Market ("Nasdaq") and no suspension of trading in the Common Stock is in effect.

c.  Exchange Agreement, and Other Transaction Documents.  This Agreement, the
    ---------------------------------------------------
    Amended and Restated Registration Rights Agreement, the Statement of Resolutions and the other agreements and instruments contemplated hereby and thereby have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Amended and Restated Registration Rights Agreement, the Statement of Resolutions and such other agreements, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditor's rights generally.

d. Non-contravention.  The execution and delivery by the Company of this
   -----------------
   Agreement and the other documents contemplated by this Agreement and the consummation by the Company of the issuance of the Series F Preferred Shares as contemplated by this Agreement, and the other transactions contemplated by this Agreement, the Amended and Restated Registration Rights Agreement and the Statement of Resolutions do not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any terms of the Articles of Incorporation or By-laws of the Company and the Subsidiaries; (ii) conflict with or result in a breach by the Company or the Subsidiaries or any of the terms or provisions of, or constitute a default under, or result in the modification, amendment, termination or cancellation of, result in the acceleration of any obligation of the Company or the Subsidiaries under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or the Subsidiaries pursuant to any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the Subsidiaries is a party or by which the Company or the Subsidiaries or any of their properties or assets is bound or affected; (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or the Subsidiaries or any of their properties or assets, including, without limitation, any law of the State of New York relating to usury of the maximum rate chargeable with respect to indebtedness; or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or the Subsidiaries to own or lease and operate any of their properties or to conduct any of their businesses or the ability of the Company or the Subsidiaries to make use thereof.

e. Approvals.  No authorization, approval or consent of, or filing with, any
   ---------
   court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for (1) the execution, delivery and performance by the Company of this Agreement, the Amended and Restated Registration Rights Agreement, and the other agreements and instruments contemplated hereby and thereby, (2) the execution and filing and performance by the Company of the Statement of Resolution, (3) the issuance of the Series F Preferred Shares and Dividend Shares as contemplated by this Agreement and
   (4) the issuance of Common Shares on conversion of the Series F Preferred Shares or the issuance of Dividend Shares, other than (u) shareholder approval of the issue required by Section 5.h herein, (v) a reverse stock split substantially similar to that as described in Section 4.j herein; (w) the listing of the Common Shares on Nasdaq; (x) registration of the resale of the Common Shares under the 1933 Act as contemplated by the Amended and Restated Registration Rights Agreement; (y) as may be required under applicable state securities or "blue sky" laws and (z) filing of one or more Forms D with respect to the Securities as required under Regulation D.

f. SEC Filings.  The Company has timely filed all required forms, reports and
   -----------
   other documents required to be filed with the Securities Exchange Commission (the "SEC") under the

   Securities Exchange Act of 1934, as amended (the "1934 Act") since January 1, 1997. All of such forms, reports and other documents complied in all material respects with all applicable requirements of the 1933 Act and the 1934 Act
   (1) when declared effective for those forms, reports and other documents filed under the 1933 Act; and (2) as filed or subsequently amended for those forms, reports and other documents filed under the 1934 Act.

g. Absence of Brokers, Finders, Solicitation Compensation, Etc.  No broker,
   ------------------------------------------------------------
   finder or similar person is entitled to any commission, fee or other compensation in respect of the transactions contemplated by this Agreement by reason of any action or conduct of the Company or any person acting on its behalf, and the Company shall pay, and indemnify and hold harmless the Holder from, any claim made against the Holder by any person for any such commission, fee or other compensation. The Company has not and will not pay any commission or other remuneration to any person for solicitation of exchanges of Notes for shares of Series F Preferred Stock pursuant to this Agreement.

h. [Reserved.]

i. Certain Securities Law Matters.  The shares of Series F Preferred Stock may
   ------------------------------
   be issued to the Holder pursuant to this Agreement without registration under the 1933 Act by reason of Section 3(a)(9) thereof. For purposes of Rule 144 under the 1933 Act, the Company understands and believes that each Holder will be entitled to tack the holding period of its Note to the holding period of the shares of Series F Preferred Stock issued to such holder in exchange for such Note.

j. Capitalization.  Following the reverse stock split as contemplated by the
   --------------
   Company (based on the number of shares outstanding on September 24, 1999), the authorized capital stock of the Company will be (a) 50,000,000 shares of Common Stock of which approximately 2,872,262 shares will be outstanding, all of which are fully paid and nonassessable; and (b) 5,000,000 shares of Preferred Stock, $.01 par value, of which 2,000 shares have been designated Series A Convertible Preferred Stock and of which 2,057 shares are outstanding, 3,000 shares have been designated Series B Senior Convertible Preferred Stock and of which 3,000 shares are outstanding, 300,000 shares have been designated Series C Convertible Preferred Stock and of which 215,799 shares are outstanding, 6,500 shares have been designated Series D Convertible Preferred Stock and of which 3,964 shares are outstanding, 900,000 shares have been designated Series E Convertible Preferred Stock ("Series E Preferred Stock") of which 833,333 are outstanding and of which 6,500 shares will be designated as Series F Convertible Preferred Stock of which 3,142 shares will be issued pursuant to this Agreement and the Exchange Agreement of even date herewith by and among the company and Willis Group, LLC, a Texas limited liability company. As of September 24, 1999, the Company had outstanding options, warrants and similar rights, including preferred stock convertible into Common Stock, entitling the holders to purchase or acquire 25,324,269 shares of Common Stock. Other than as set forth in the preceding sentence, the Company does not have outstanding any material amount of securities (or obligation to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or any of its Subsidiaries other than those shares required for full conversion of Series A Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Junior Preferred Stock and Series F Convertible Preferred Stock.

                                  SECTION 5.
                               CERTAIN COVENANTS

a. Restrictive Legends.  (1) The Holder acknowledges and agrees that the
   -------------------
   certificates for the shares of Series F Preferred Stock issued to such Holder shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of such shares of Series F Preferred Stock):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

     THE NUMBER OF SHARES CONSTITUTING THE PORTION OF THE MAXIMUM SHARE AMOUNT, AS DEFINED IN THE STATEMENT OF RESOLUTION OF SERIES F CONVERTIBLE STOCK (THE "STATEMENT OF RESOLUTION"), ALLOCATED TO THE SHARES REPRESENTED BY THIS CERTIFICATE FOR THE PURPOSES OF CONVERSION THEREOF IS [NUMBER].

     SECTION 10(B)(3)(A) OF THE STATEMENT OF RESOLUTION PERMITS A HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO CONVERT SUCH SECURITIES IN ACCORDANCE WITH THE STATEMENT OF RESOLUTION WITHOUT BEING REQUIRED TO SURRENDER THIS CERTIFICATE TO THE COMPANY UNLESS ALL OF THE SECURITIES REPRESENTED HEREBY ARE CONVERTED. CONSEQUENTLY, FOLLOWING CONVERSION OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, THE NUMBER OF SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES STATED HEREON. UPON REQUEST OF ANY PROPOSED TRANSFEREE OF THIS CERTIFICATE, THE COMPANY WILL PROVIDE CONFIRMATION OF THE NUMBER OF SHARES EVIDENCED BY THIS CERTIFICATE.

     STATEMENTS (1) SETTING FORTH THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND (2) DENYING THE PREEMPTIVE RIGHT OF SHAREHOLDERS OF THE COMPANY TO ACQUIRE UNISSUED OR TREASURY SHARES OF THE COMPANY ARE SET FORTH IN THE ARTICLES OF INCORPORATION OF THE COMPANY ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS. THE COMPANY WILL FURNISH A COPY OF SUCH STATEMENTS TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON RECEIPT OF WRITTEN REQUEST THEREFOR DIRECTED TO DEAN H. FISHER, EQUALNET PLAZA, 1250 WOOD BRANCH PARK DRIVE, HOUSTON, TEXAS 77079-1212.

  (2) The Holder further acknowledges and agrees that until such time as the Common Shares issued or issuable have been registered for resale under the 1933 Act as contemplated by the Amended and Restated Registration Rights Agreement, the certificates for the Common Shares which are not so registered may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

       The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration is not required under the Act.

   (3) Once the Registration Statement required to be filed by the Company has been declared effective, thereafter (1) upon request of any Holder the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three days after surrender of such certificates by such Holder and (2) the Company shall not place any restrictive legend on certificates for Conversion Shares issued on conversion of or as dividends on the shares of Series F Preferred Stock or impose any stop-transfer restriction thereon.

b. Nasdaq Listing; Reporting Status.  As soon as reasonably possible after the
   --------------------------------
   Closing Date and subject to the waiver in Section 5.e, the Company shall file an application for listing of additional shares with Nasdaq covering such of the Common Shares as shall not previously have been listed for trading on Nasdaq and shall provide evidence of such filing to the Holders. The Company shall use its best efforts to obtain the listing, subject to official notice of issuance, of such Common Shares and on Nasdaq. So long as the Holder beneficially owns any shares of Series F Preferred Stock or Common Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

c. Rule 144.  (1) The Company shall not, directly or indirectly, dispute or
   --------
   otherwise interfere with any claim by a holder of shares of Series F Preferred Stock that such holder's holding period of such security (and the shares of Common Stock issued upon conversion thereof) for purposes of Rule 144 under the 1933 Act ("Rule 144") relates back (i.e., tacks) to the holding period for the Notes; provided, however, that nothing contained in this
   Section 5.c shall obligate the Company or its legal counsel to take a position that is inconsistent with the provisions of applicable law or regulations and the administrative and judicial interpretations thereof in effect from time to time in the future.

   (2) The Company will use its best efforts to provide to the Holder and/or the Company's transfer agent an opinion of counsel, within 3 business days of receipt of a request for such opinion from the Holder or the transfer agent, to the effect that the shares of Common Stock issuable upon conversion of the Series F Preferred Stock may be resold without registration under the 1933 Act pursuant to Rule 144 thereof based upon customary opinions (which may include an opinion of the Law Offices of Brian W Pusch, counsel to the Holder, with respect to the tacking under Rule 144 of the holding period of the Notes to that of the Series F Preferred Shares and, at the time such opinion is requested by the Company, the Company shall pay the Holder $5,000 in cash to cover the fees and expenses of obtaining such counsel and opinion) and representations by or on behalf of the Holder as such opinions or representations may be reasonably requested by the Company.

d. Amended and Restated Registration Rights.  The parties hereto agree to enter
   ----------------------------------------
   into the Amended and Restated Registration Rights Agreement as of the Effective Date.

e. Waivers.  As of the Effective Date and until the earlier of (i) the Initial
   -------
   Reset Date as defined in the Statement of Resolutions or (ii) January 15, 2000, the Holder waives (x) any requirement in the Statement of Resolutions or in any related instrument (including Section 5.b herein) that the Company reserve a sufficient number of shares of Common Stock to permit conversion in full of the outstanding shares of Series F Preferred Stock or list such shares with Nasdaq; and (y) any rights Holder may have to demand redemption of the Series F Preferred Stock based on redemption events, inconvertibility events, repurchase events or events of default except those redemption rights that may arise from the Company's failure to timely perform its obligations to issue Common Stock upon conversion (subject to the limitations in Section 5.f) set forth in
   Section 10 of the Statement of Resolutions; provided, however, that if the Closing Date does not occur on or before December 8, 1999, the waivers granted herein shall expire and cease to be effective.

f. Agreed Limitation on Conversion.  The Holder agrees that, provided the
   -------------------------------
   Reverse Stock Split Date occurs on or before December 31, 1999, during the period commencing with the Reverse Stock Split Date and ending on the Trading Day immediately prior to the Initial Reset Date, as those terms are defined in the Statement of Resolutions, Holder will not convert Series F Preferred Stock into Common Stock in an amount greater than the number of shares of Common Stock that the Holder would have had the ability to sell pursuant to Rule 144 during such period of time.

g. Call Option.  Until October 13, 2000, the Company shall have the option, but
   -----------
   not the obligation, to repurchase at any time, for a cash payment equal to $1,000 per share of Series F Preferred Stock so repurchased, any portion of Holder's Series F Preferred Stock that the Company in its sole discretion chooses to repurchase, upon 20 days prior written notice of exercise of this call option. This provision shall in no way be construed to limit Holder's conversion rights under the Statement of Resolutions prior to such repurchase.

h. Shareholder Approval.  The Company agrees to submit as soon as practicable,
   --------------------
   for purposes of Rule 4460 of the NASDAQ, a proposal for approval by shareholders of the Company's Common Stock allowing conversion of Series F Preferred Stock in amounts greater than the Maximum Share Amount, as such term is defined in the Statement of Resolutions.

i. Dividend Calculation.  The Company and Holder agree that dividends on the
   --------------------
   Series F Preferred Stock shall be calculated as specified the Statement of Resolutions as if (1) Holder held a certificate in the amount specified in
   Section 1.a as of the Effective Date of this Agreement, and (2) the Statement of Resolutions were filed with the Secretary of State of the State of Texas as of the Effective Date. Holder agrees that for all dividends due from the Effective Date through Closing under the Statement of Resolutions and not previously waived as to payment by any holder of Series F Convertible Preferred Stock, such dividends shall not be deemed untimely so long as they are paid on or before Closing.

                                  SECTION 6.
            REPRESENTATIONS AND WARRANTIES AND COVENANTS OF HOLDER

The Holder represents and warrants to, and covenants and agrees with, the Company as follows:

a. Organization and Standing of the Holder. The Holder is a corporation duly
   ---------------------------------------
   organized, validly existing and in good standing under the laws of the British Virgin Islands and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and, as applicable, perform its obligations hereunder.

b. Purchase for Investment.  The Holder is acquiring the Series F Preferred
   ------------------------
   Shares for its own account for investment only and not with a view towards the public sale or distribution thereof;

c. Accredited Investor.  The Holder is an "accredited investor" as that term is
   -------------------
   defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

d. Reoffers and Resales.  All subsequent offers and sales of the Securities by
   --------------------
   the Holder shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

e. Company Reliance.  The Holder understands that the shares of Series F
   ----------------
   Preferred Stock are being issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the shares of Series F Preferred Stock;

f. Information Provided.  The Holder and its advisors, if any, have been
   --------------------
   furnished with all materials relating to the business, finances and operations of the Company and materials relating to the issuance of the shares of Series F Preferred Stock which have been requested by the Holder; the Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; and the Holder understands that its investment in the shares of Series F Preferred Stock involves a high degree of risk;

g. Absence of Approvals.  The Holder understands that no United States federal
   --------------------
   or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the shares of Series F Preferred Stock; and

h. Exchange Agreement.  This Agreement has been duly and validly authorized,
   ------------------
   executed and delivered on behalf of the Holder and is a valid and binding agreement of the Holder enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                                  SECTION 7.
                                 MISCELLANEOUS

a. Costs, Expenses and Taxes.  Each party shall bear its own costs and expenses
   -------------------------
   in connection with the preparation, execution and delivery of this Agreement and the issuance of the shares of Series F Preferred Stock. The Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the exchange of the Notes for the shares of Series F Preferred Stock.

b. Survival of Representations.  The representations, warranties, covenants and
   ---------------------------
   agreements of the Holder and the Company contained in this Agreement or in any certificate furnished hereunder shall survive the Closing.

c. Prior Agreements. This Agreement constitutes the entire agreement between
   ----------------
   the parties concerning the subject matter hereof and supersedes any prior representations, understandings or agreements. There are no representations, warranties, agreements, conditions or covenants, of any nature whatsoever (whether express or implied, written or oral) between the parties hereto with respect to such subject matter except as expressly set forth herein. The parties acknowledge that certain material terms were agreed to pursuant to the Notice of Intent to Exchange Secured Debt dated January 21, 1999 and are expressed more fully herein.

d. Severability.  The invalidity or unenforceability of any provision hereof
   ------------
   shall in no way affect the validity or enforceability of any other provision or the validity and enforceability of this Agreement in any other jurisdiction.

e. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
   -------------
   ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

f. Headings. Section headings in this Agreement are included herein for
   --------
   convenience of reference only and shall not constitute a part of, or affect the interpretation of, this Agreement.

g. Counterparts.  This Agreement may be executed in any number of counterparts,
   ------------
   all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

h. Binding Effect.  This Agreement shall be binding upon and inure to the
   --------------
   benefit of the parties hereto and their respective successors and permitted assigns.

i. Further Assurances.  Each party to this Agreement will perform any and all
   ------------------
   acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

j. Publicity.   Neither the Company nor the Holder shall, nor shall they permit
   ---------
   their respective stockholders, directors, officers or advisors to, issue or cause the publication of any press release or make any other public statement, filing or announcement with respect to this Agreement and the transactions contemplated hereby without the prior approval of the other parties; provided, however, that the Company shall be entitled, without the prior approval of the Holder, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or the Nasdaq Stock Market (although the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof). The Company and the Holder shall cooperate in issuing press releases or otherwise making public statements with respect to this Agreement and the transactions contemplated hereby, which cooperation shall include first consulting the other party hereto concerning the requirement for, and timing and content of, such public announcement.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.


                                 EQUALNET COMMUNICATIONS CORP.



                                 By: /s/ Mitchell Bodian
                                     -------------------
                                     Name: Mitchell Bodian
                                     Title:  President


                                 GENESEE FUND LIMITED - PORTFOLIO B
                                 By: Genesee International Inc.
                                     General Manager

                                 By: /s/ Donald R. Morken
                                     --------------------
                                     Donald R. Morken
                                     President